                                                                   Exhibit 10.13

                                                               EXECUTION VERSION




================================================================================




                          REVOLVING CREDIT AGREEMENT



                                     AMONG



                        Wallington Investments Limited



                                    Lender



                                      AND



                                 SENETEK, PLC


                                   Borrower





                                 June 20, 2001




================================================================================

                               TABLE OF CONTENTS

                                                                               Page
ARTICLE 1 INTERPRETATION....................................................     1

1.1  Definitions............................................................     1

1.2  Rules of Construction..................................................    10


ARTICLE 2 LOAN TERMS AND AMOUNTS............................................    11

2.1  Revolving Credit Commitment............................................    11

2.2  Note...................................................................    11

2.3  Term...................................................................    12

2.4  Interest Rate..........................................................    12

2.5  Interest Payment Dates.................................................    12

2.6  Conversion of Loans....................................................    12

2.7  Method of Borrowing....................................................    12

2.8  Interest on Overdue Payments; Default Rate.............................    13

2.9  Mandatory Prepayments Under Revolving Credit Loans.....................    13

2.10 Time and Place of Payments.............................................    13

2.11 Application of Funds...................................................    13

2.12 Payments to be Free of Deductions......................................    14

2.13 Use of Proceeds........................................................    14


ARTICLE 3 SECURITY INTERESTS................................................    14

3.1  Grant of Security Interest.............................................    14

3.2  Nature of Obligations..................................................    15


ARTICLE 4 REPRESENTATIONS AND WARRANTIES....................................    15

4.1    Existence..............................................................    15

4.2    Power; Authorization...................................................    15

4.3    Enforceable Obligations................................................    15

4.4    No Legal Bar...........................................................    16

4.5    Reservations of Shares.................................................    16

4.6    Litigation.............................................................    16

4.7    No Default.............................................................    16

4.8    Intellectual Property..................................................    16

4.9    Compliance with Laws; Licenses and Permits.............................    17

4.10   Margin Stock...........................................................    17

4.11   Capitalization.........................................................    17

4.12   Brokerage..............................................................    17

4.13   General Collateral Representation......................................    17

4.14   Disclosure.............................................................    19

4.15   Undisclosed Liabilities................................................    19

4.16   Representatives and Warranties in Purchase Agreement...................    19

4.17   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.............................    19


ARTICLE 5 AFFIRMATIVE COVENANTS...............................................    19

5.1    Financial Statements; Certificates; Other Information..................    19

5.2    Payment of Obligations.................................................    20

5.3    Conduct of Business and Maintenance of Existence.......................    20

5.4    Maintenance of Property: Insurance.....................................    20

5.5    Liability Insurance....................................................    21

5.6    Inspection of Property; Books and Records..............................    21

     5.7    Notices.........................................................................    21

     5.8    Environmental Laws..............................................................    22

     5.9    Equipment.......................................................................    22

     5.10   Collateral......................................................................    22

     5.11   Further Documents...............................................................    22

     5.12   Reservation of Shares...........................................................    22

     5.13   Keyman Life Insurance...........................................................    23

     5.14   Other Actions and Information..................................................     23

     5.15   Post-Closing Requirements.......................................................    23

     ARTICLE 6 NEGATIVE COVENANTS...........................................................    23

     6.1    Limitations on Restricted Payments..............................................    23

     8.5    Transactions with Affiliates and Directors......................................    23

     6.3    Limitations on Indebtedness.....................................................    24

     6.4    Limitation on Liens.............................................................    24

     6.6    Limitation on Fundamental Changes...............................................    24

     6.6    Limitation on Sale of Assets....................................................    24

     6.7    Limitation on Investments.......................................................    24

     6.8    Limitation on Optional Payments and Modifications of Debt Instruments...........    24

     6.9    Limitation on Creation or Acquisition of Subsidiaries...........................    25

     6.10   Organizational Documents........................................................    25

     6.11   Change of Locations; Collateral.................................................    25

     6.12   Actions Prohibited by Purchase Agreement........................................    25

     ARTICLE 7 CONDITIONS PRECEDENT.........................................................    25

     7.1    Conditions Precedent to Initial Loan............................................    25

     7.2    Conditions Precedent to Each Loan.........................................   27

     ARTICLE 8 EVENTS OF DEFAULT AND REMEDIES.........................................   28

     8.1    Events of Default.........................................................   28

     8.2    Remedies..................................................................   29

     8.3    Application of Proceeds...................................................   30

     8.4    Set-Off...................................................................   30

     8.5    Rights Cumulative; Waiver.................................................   30

     ARTICLE 9 COLLECTION OF COLLATERAL AND NOTICE OF ASSIGNMENT......................   31

     9.1    Disclaimer of Liability...................................................   31

     ARTICLE 10 MISCELLANEOUS.........................................................   31

     10.1   Amendments and Waivers....................................................   31

     10.2   Notices...................................................................   31

     10.3   Successors and Assigns....................................................   32

     10.4   Expenses..................................................................   32

     10.5   Collection Costs..........................................................   33

     10.6   Counterparts..............................................................   33

     10.7   Governing Law.............................................................   33

     10.8   Other Waivers.............................................................   33

     10.9   Further Assurances........................................................   33

     10.10  Prior Agreements Superseded...............................................   34

     10.11  Interest..................................................................   34

     10.12  Consent...................................................................   34

     10.13  Waiver of Jury Trial......................................................   34

     ARTICLE 11 REPRESENTATIONS OF THE LENDER........................     34

     11.1   Representation Of The Lender.............................     34

EXHIBITS

A         Form of Revolving Note
B         Form of Security Agreement Amendment
C-1       Form of Pledge Agreement Amendment (Borrower)
C-2       Form of Pledge Agreement Amendment (SDDT)
D         Form of Guaranty Amendment
E         Form of Patent and Trademark Security Amendment
F         Collateral Agent Amendment
G         Form of Amended and Restated Registration Rights Agreement

                          REVOLVING CREDIT AGREEMENT


     THIS REVOLVING CREDIT AGREEMENT is made this 20th day of June, 2001 by and between SENETEK PLC, a company incorporated in England (Registered No. 1759068) (the "Borrower"), and WALLINGTON INVESTMENTS LIMITED, a company organized under
      --------
the laws of the British Virgin Islands (the "Lender").
                                             ------


                             PRELIMINARY STATEMENT

     WHEREAS, the Borrower has previously entered into a Securities Purchase Agreement dated as of April 14, 1999 between the Borrower and the purchasers set forth on Schedule 1 thereto (the "Purchasers") as amended by the First Amendment
         ----------               ----------
dated as of the date hereof between the Borrower the Purchasers and as from time to time further amended, revised, modified, supplemented or amended and restated (the "Purchase Agreement");
      ------------------

     WHEREAS, as collateral security for payment and performance of its obligations under the Purchase Agreement, the Borrower granted to the Purchasers a security interest in certain of its personal property and assets pursuant to the terms of the Existing Security Documents (as defined herein);

     WHEREAS, the Borrower has requested the Lender to make loans in an aggregate principal amount of $1,000,000 for working capital and other corporate purposes; and

     WHEREAS, as a condition to the Lender entering into this Agreement and providing financing to the Borrower hereunder, the Purchasers and the Borrower have agreed to amend the Purchase Agreement and the Existing Security Documents to permit the financing hereunder and to include the Lender as a secured party on a pari passu basis with the Purchasers.

     NOW, THEREFORE, in consideration of the premises, and in order to induce the Lender to make such loans to the Borrower, the Borrower and the Lender agree as follows:

                                   ARTICLE 1

                                INTERPRETATION

     Section 1.1  Definitions.
                  -----------

The following capitalized terms are defined as follows:

     "Affiliate" means, in relation to any Person (in this definition called
      ---------
"Affiliated Person"), any Person (i) which directly or indirectly controls, or directly or indirectly is controlled by, or is under common control with, such Affiliated Person, (ii) which directly or indirectly beneficially owns or holds Five Percent (5%) or more of any class of the voting securities or equity capital of the Affiliated Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" or "this Agreement" means this Revolving Credit Agreement
      ---------      --------------
(including all exhibits and schedules annexed hereto) as originally executed, or if supplemented, amended, or restated from time to time, as so supplemented, amended, or restated.

     "Amended Collateral Agent Agreement" means the Collateral Agent Agreement
      ----------------------------------
as amended by the First Amendment dated the date hereof by and among the Collateral Agent, the Purchasers and the Lender.

     "Amended Guaranty" means the Guaranty as amended by the First Amendment
      ----------------
dated the date hereof by each of the Guarantors to and in favor of the Collateral Agent on behalf of the Purchasers and the Lender.

     "Amended Patent and Trademark Agreement" means the Patent and Trademark
      --------------------------------------
Security Agreement as amended by the First Amendment dated the date hereof by and between the Borrower and the Collateral Agent.

     "Amended Pledge Agreements" means collectively the Pledge Agreements, each
      -------------------------
as amended by the First Amendments dated the date hereof by and between the pledgor party to such Pledge Agreement and the Collateral Agent.

     "Amended Registration Rights Agreement" means the Registration Agreement as
      -------------------------------------
amended and restated as of the date hereof between the Borrower, the Purchasers and the Lender.

     "Amended Security Agreement" means the Security Agreement as amended by the
      --------------------------
First Amendment dated the date hereof by and among the Collateral Agent, the Borrower and the Guarantors party thereto.

     "Amendments" means, collectively, the Security Agreement Amendment, the
      ----------
Pledge Agreement Amendments, the Guaranty Amendment, the Patent and Trademark Security Amendment, the Amended Registration Rights Agreement and the Financing Statement Amendments (as such terms are defined in this Section and in Section 7.1(a) hereof).

     "Borrowing" means a borrowing hereunder consisting of a Loan made to the
      ---------
Borrower by the Lender.

     "Business Day" means any day except a Saturday, Sunday or legal holiday on
      ------------
which commercial banking institutions are open for business in San Francisco, California and the British Virgin Islands.

     "Capital Lease" means all leases which have been or should be capitalized
      -------------
in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

     "Capital Stock" means any and all shares, interests, participations, rights
      -------------
or other equivalents (however designated) or corporate stock, whether common or preferred, including, without limitation, partnership interests and limited liability membership interests.

     "Casualty Loss" means any event pursuant to which any asset or property
      -------------
owned or used by the Borrower is (i) damaged or destroyed or suffers any other loss, or (ii) condemned, confiscated or otherwise taken, in whole or in part, so as to render the use thereof impractical or unreasonable, and in any case, where the amount of the damage or loss is in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00).

     "Change of Control" shall mean any transaction or series of related
      -----------------
transactions whereby any one Person or "group" within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended, who as of the date of this Agreement beneficially own, directly or indirectly, in the aggregate, less than 30% of the Ordinary Shares on a fully diluted basis, outstanding as of the date hereof, after giving effect to such transaction(s), beneficially own, directly or indirectly, in the aggregate, 30% or more of the Ordinary Shares on a fully diluted basis on any date.

     "Closing Date" means the Business Day on which all conditions precedent
      ------------
specified in Article 7 hereof shall have been satisfied in full and the Loan Documents have been duly executed and delivered to Lender.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time.

     "Collateral" has the meaning attributed to such term in the Amended
      ----------
Security Agreement.

     "Collateral Agent" means Silver Creek Investments, Ltd., a company
      ----------------
organized under the laws of the British Virgin Islands.

     "Collateral Agent Agreement" means the Collateral Agent Agreement dated
      --------------------------
April 14, 1999 by and among the Collateral Agent and the Purchasers.

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission or any governmental body or agency succeeding to the functions thereof.

     "Commonly Controlled Entity" means an entity, whether or not incorporated,
      --------------------------
which is under common control within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

     "Contractual Obligation" means, with respect to any Person, any provision
      ----------------------
or requirement of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Conversion Rights" shall have the meaning provided to such term in Section
      -----------------
2.6 hereof.

    "Conversion Shares" shall have the meaning provided to such term in Section
     -----------------
2.6 hereof.

     "Default" means any of the events set forth in Article 8 which with giving
      -------
of notice, the lapse of time, or both, would constitute an Event of Default.

     "Default Rate" means an amount equal to the Interest Rate plus two percent
      ------------
(2%).

     "Drawdown Fee" means a fee equal to five percent (5%) of the principal
      ------------
amount of each Borrowing payable in accordance with the Investment Advice Agreement.

     "Environmental Laws" means, with respect to any Person, all federal, state
      ------------------
and local laws, rules, regulations, ordinances, permits, orders, writs, judgments, injunctions, decrees, determinations, awards and consent decrees relating to hazardous substances and environmental matters applicable to the business and facilities of such Person (whether or not owned by it).

     "ERISA" means the Employee Retirement Income Security Act of 1974 and the
      -----
rules and regulations issued thereunder, as amended from time to time and any successor statute.

     "ERISA Affiliate" means, in relation to any Person, any trade or business
      ---------------
(whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

     "Event of Default" has the meaning set forth in Article 8 hereof.
      ----------------

     "Existing Security Documents"  means all of the documents and instruments
      ---------------------------
evidencing the collateral security interest of the Purchasers in the assets of the Borrower, including without limitation, all UCC Financing Statements with respect to the Collateral, the Registration Rights Agreement, the Security Agreement, the Pledge Agreements, the Guaranty, the U.K. Security Agreement (as defined in the Purchase Agreement), the Patent and Trademark Security Agreement and the Collateral Agent Agreement and all exhibits and schedules thereto and hereto.

    "Fee Shares" means the Acquired Securities as such term is defined in the
     ----------
Investment Advice Agreement.

     "Financial Statements" shall have the meaning provided to such term in
      --------------------
Section 5.1 hereof.

     "Financing Statement Amendments" means the amendments delivered in
      ------------------------------
connection with Section 7.1 hereof on Form UCC-3 to the UCC-1 financing statements previously filed in accordance with Section 2 of the Security Agreement with respect to the Purchasers' security interest in the property of the Borrower.

     "Guarantor" Each of Senetek Drug Delivery Technologies and Carme
      ---------
Cosmeceutical Sciences, Inc. (collectively, the "Guarantors").
                                                 ----------

     "Guaranty" means the Guaranty Agreement by the Guarantors in favor of the
      --------
Collateral Agent, on behalf of the Purchasers.

     "Indebtedness" shall mean, with respect to the Borrower and any Subsidiary
      ------------
the principal of (and premium, if any, on) and unpaid interest on the following:

                (i) indebtedness for money borrowed from another person whether secured or unsecured;

          (ii) indebtedness guaranteed, directly or indirectly, in any manner by the Borrower and any Subsidiary, or in effect guaranteed, directly or indirectly, by the Borrower and any Subsidiary, through an agreement, contingent or otherwise, to supply funds to or in any manner invest in the debtor or to purchase indebtedness, or to purchase property or services primarily for the purpose of enabling the debtor to make payment of the indebtedness or of assuring the owner of the indebtedness against loss (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guarantee);

          (iii) all indebtedness secured by any mortgage, lien, pledge, charge or other encumbrance upon property or assets owned by the Borrower and any Subsidiary, even if the Borrower and any Subsidiary, has not in any manner become liable for the payment of such indebtedness;

          (iv) all indebtedness of the Borrower and any Subsidiary, created or arising under any conditional sale, capital lease or other title retention agreement with respect to property or assets acquired by the Borrower and any Subsidiary, even though the rights and remedies of the seller, lessor or lender under any such agreement or capital lease in the event of default are limited to repossession or sale of such property or assets; and

          (v) renewals, extensions and refundings of any or all of such indebtedness.

     "Intellectual Property" has the meaning attributed thereto in Section 4.8.
      ---------------------

     "Interest Payment Dates" means the last Business Day of June and December
      ----------------------
of each year.

     "Interest Rate" means an annual rate of interest equal to eight percent
      -------------
(8%).

     "Inventory Financing" shall mean Indebtedness arising from an agreement for
      -------------------
the financing of inventory entered into in the ordinary course of business between the Borrower or any of its Subsidiaries and a bank or financial institution experienced in providing financing of inventory.

     "IRS" shall mean the Internal Revenue Service of the United States.
      ---

     "Investment" in any Person shall mean all investments by stock purchase,
      ----------
capital contribution, loan, advance, guarantee of any indebtedness or creation or assumption of any other liability in respect of any indebtedness of such Person.

     "Investment Advice Agreement" means the Investment Advice Agreement dated
      ---------------------------
as of the date hereof between the Borrower and Scorpion Holdings.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Capital Lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing). The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

     "Loan Documents" means this Agreement, the Note, the Security Documents,
      --------------
and all other documents, instruments, financing statements, certificates and other agreements executed in connection with the Loans.

     "Loan" means each loan made to the Borrower by the Lender pursuant to this
      ----
Agreement as set forth in Section 2.1 hereof (collectively, the "Loans").
                                                                 -----

     "Material Adverse Effect" means a material adverse effect on (a) the
      -----------------------
business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries (taken as a whole) , (b) the Collateral, (c) the ability of the Borrower to perform its obligations under this Agreement or any other Loan Document to which it is a party, or (d) the validity or enforceability of this Agreement, the Note or any of the other Loan Documents or the rights or remedies of the Lender under the Loan Documents.

     "Multiemployer Plan" means a Plan which is a multiemployer plan as defined
      ------------------
in Section 4001(a)(3) of ERISA.

     "Note" means the promissory note of the Borrower in substantially the form
      ----
of Exhibit A hereto.

     "Obligations" means, without limitation, the Loans and all other debts,
      -----------
obligations, or liabilities of every kind and description of the Borrower to the Lender, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all overdrafts, all guarantees, all bankers acceptances, all agreements, all letters of credit issued by the Lender for the Borrower and the applications relating thereto, all indebtedness of the Borrower to the Lender, and all undertakings to take or refrain from taking any action. Obligations shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in Sections 10.4 and 10.5.

     "Ordinary Shares" shall mean the Borrower's ordinary shares, (5p) par value
      ---------------
per share.

     "Patent and Trademark Security Agreement" means the Patent and Trademark
      ---------------------------------------
Security Agreement dated as of April 14, 1999 by and between the Borrower and the Collateral Agent.

     "Permitted Acquisition" means an acquisition by the Borrower or its
      ---------------------
Subsidiaries of assets or capital stock or other ownership interest in a Person provided that (a) the Person to be (or whose assets are to be) acquired does not oppose such acquisition and the line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Borrower and its Subsidiaries; (b) the Person acquired shall be a wholly-owned Subsidiary, or be merged into the Borrower or a wholly-owned Subsidiary, immediately upon consummation of the acquisition (or if assets are being acquired, the acquirer shall be the Borrower or a wholly-owned Subsidiary); (c) if the cost of acquisition shall be financed with cash consideration in excess of $1,000,000, the Lender shall consent to such acquisition in its discretion; provided, that the aggregate purchase price for
                               --------
such acquisitions consummated during any twelve month period for less than $1,000,000 shall not exceed $3,000,000; and (d) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such acquisition.

     "Permitted Indebtedness" means  (i)  purchase money Indebtedness and
      ----------------------
Indebtedness arising from Receivables Financing, Inventory Financing and Indebtedness under Capital Leases entered into in the ordinary course of business; (ii) Indebtedness represented by the Shareholder Notes; (iii) Indebtedness used to finance the cost of Permitted Acquisitions; (iv) Indebtedness with terms substantially similar to that represented by the Shareholder Notes not to exceed $15,000,000 in the aggregate, provided such Indebtedness is issued on a pari passu basis with the Shareholder Notes,
                            ---- -----
including, without limitation, the Indebtedness hereunder and under the Note;
(v) any extension, renewal, refunding or refinancing of Indebtedness permitted in (i), (ii), (iii) or (iv) above without any increase in the principal or commitment amount thereof and on terms, in the aggregate, no less favorable to the Borrower, as the case may be, than the terms of such debt prior to such extension, renewal, refunding or refinancing; (vi) Indebtedness between wholly-owned Subsidiaries and the Borrower; (vii) unsecured Indebtedness which is expressly subordinated to the Note and the Shareholder Notes in payment of principal and interest and in all other respects; and (viii) Indebtedness secured by Permitted Liens.

     "Permitted Liens" shall mean, as to the property, personal, real, tangible
      ---------------
and intangible, of any Person: ( i) Liens imposed by the Loan Documents and other Liens in existence on the Closing Date of the Purchase Agreement listed on
Schedule 8.1 of the Purchase Agreement; (ii)  purchase money Liens upon or in
------------
any plant, machinery or equipment acquired after the Closing Date by the Borrower to secure a portion of the purchase price of such plant, machinery or equipment or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such plant, machinery or equipment and Liens incurred in connection with Inventory Financing and Receivables Financing; (iii) Liens existing on any plant, machinery or equipment at the time of its acquisition whether by merger, consolidation, purchase of assets, or otherwise; (iv) Liens incurred to refinance existing secured obligations permitted by clauses (i) through (iii) above; (v) Liens incurred or pledges and deposits in connection with workers' compensation, unemployment insurance and other social security benefits, or securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, progress payments, surety and appeal bonds and other obligations of like nature, incurred in the ordinary course of business;
(vi) Liens imposed by law, such as mechanics' carriers' warehousemen's, materialmen's, supplier's and vendors' in good faith by appropriate proceedings which have the effect of staying any action to foreclose or to obtain a judgment to enforce such Liens; (vii) zoning restrictions, easements, licenses, covenants, reservations restrictions on the use of real property or minor irregularities of title incident thereto which do not in the aggregate materially impair the use of such property in the operation of the businesses of such Person; (viii) Liens for taxes or assessments not yet due or which are being contested in good faith for which adequate reserves have been established in accordance with GAAP.

     "Person" means an individual, partnership, corporation, business trust,
      ------
joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Pledge Agreement" means each of the Pledge Agreement dated as of April 14,
      ----------------
1999 by and between the Borrower and the Collateral Agent and the Pledge Agreement dated as of April 14, 1999 by and between Senetek Drug Delivery Technologies, Inc. and the Collateral Agent (collectively, the "Pledge Agreements").

     "Pledgor" means each of the Borrower and Senetek DMG Delivery Technologies,
      -------
Inc. (collectively, the "Pledgors").
                         --------

     "Purchase Agreement" shall have the meaning provided to such term in the
      ------------------
recitals to this Agreement.

     "Purchasers" shall have the meaning provided to such term in the recitals
      ----------
to this Agreement.

     "Receivables Financing" shall mean Indebtedness arising from an agreement
      ---------------------
for the financing of account receivables entered into in the ordinary course of business between the Borrower or any of its Subsidiaries and a bank or financial institution experienced in providing financing of receivables.

     "Registration Rights Agreement" means the Registration Rights Agreement
      -----------------------------
dated as of April 14, 1999, among the Borrower and the Purchasers.

     "Regulation D" has the meaning set forth in Section 2.16.
      ------------

     "Requirements of Law" means, the Articles of Incorporation, Bylaws, or
      -------------------
other organizational or governing documents of the Borrower or its Subsidiaries (as the case may be) and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon the Borrower or its

Subsidiaries (as the case may be) or any of its respective property or to which the Borrower or its Subsidiaries (as the case may be) or any of its respective property is subject.

     "Responsible Officer" means, with respect to any Person, the (i) chief
      -------------------
executive officer or the president of such Person or any other Person expressly designated by the Board of Directors (or the appropriate committee thereof) as a Responsible Officer of such Person, and (ii) with respect to financial matters, the chief financial officer, or any vice president with financial responsibilities of such Person.

     "Restricted Investment" means an Investment in any Person other than (i) an
      ---------------------
Investment by the Borrower or any wholly-owned Subsidiary of the Borrower in a wholly-owned Subsidiary of the Borrower, subject, in the case of any such Investments that constitute debt, to the provisions of Section 8.2 of the Purchase Agreement; (ii) loans or advances made in the ordinary course of business to employees of the Borrower and its Subsidiaries for travel and like expenses; (iii) Investments in direct obligations of the United States of America or obligations of any instrumentality or agency thereof, the payment of which is unconditionally guaranteed by the United States of America; (iv) negotiable certificates of deposit issued by any commercial bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus of not less than $100,000,000; (v) readily marketable commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by NCO/Moody's Commercial Paper Division of Moody's Investor Services, Inc. (all of which Investments shall be payable in U.S. dollars in the United States of America and shall have maturities not in excess of twelve months); and (vi) Permitted Acquisitions.

     "Restricted Payment" means mean (i) any dividend on, or any distribution of
      ------------------
property or cash in respect of, any shares of Capital Stock of the Borrower or any Subsidiary or the incurrence of any liability in respect thereof, and (ii) any payment or distribution of property or cash on account of the redemption, purchase, retirement or other acquisition of any shares of Capital Stock of the Borrower or any Subsidiary or any warrant, option or other right to purchase or acquire any shares of Capital Stock of the Borrower or any Subsidiary, other than (x) the exercise of the Warrants, (y) the rights of the Scorpion Holdings to receive Capital Stock (A) in payment of the Drawdown Fee under Section 7.2(d) hereof, (B) in connection with the conversion provisions in Section 2.6 hereof and (C) in payment of the Transaction Fee payable under the Purchase Agreement, as amended.

     "Revolving Credit Commitment" has the meaning assigned to that term in
      ---------------------------
Section 2.1(a).

     "Scorpion Holdings" means Scorpion Holdings LLC, a Delaware limited
      -----------------
liability company.

     "Security Agreement" means the Security Agreement dated as of April 14,
      ------------------
1999 by and among the Borrower, the Guarantors and the Collateral Agent securing the Borrower's obligations under the Purchase Agreement and the Existing Security Documents and the Guarantors' obligations under the Guaranty.

     "Security Documents" means all of the documents and instruments evidencing
      ------------------
collateral security of the Lender, including without limitation, (i) all Amendments to the UCC Financing Statements on file with respect to the Collateral in which the Collateral Agent is named as secured party, (ii) the Amended and Restated Registration Rights Agreement, (iii) the Amended Security Agreement, (iv) the Amended Pledge Agreements, (v) the Amended Guaranty (vi) the Amended Patent and Trademark Security Agreement, (vii) the Investment Advice Agreement and (viii) the Amended Collateral Agent Agreement, as each document has been amended in connection with the execution and delivery of this Agreement, together with all exhibits and schedules thereto and hereto.

     "Shareholder Notes" means the Amended and Restated Senior Secured Notes due
      -----------------
2004 (together with any such notes which may be issued under the Purchase Agreement in substitution or exchange thereof) of the Borrower to bear interest on the unpaid balance thereof from the date of issue until the principal thereof shall become due and payable at the rate of 8.0% per annum (accruing daily and payable semi-annually in arrears) and on overdue principal, premium and interest at the rate specified therein, and be stated to mature on April 13, 2004, issued pursuant to Section 2 of the Purchase Agreement.

     "Subsidiary" means, with respect to any Person, a corporation, partnership
      ----------
or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless other qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to any Subsidiary or all Subsidiaries of the Borrower, whether now in existence or hereafter organized.

     "Termination Date" means the earlier of (i) June 20, 2002 and (iii) the
      ----------------
date upon which the entire principal of the Note shall become due pursuant to the provisions hereof.

     "Transaction Documents" shall mean, collectively, this Agreement, the Note,
      ---------------------
the Security Documents, the Purchase Agreement, the U.K. Security Agreement (as defined in the Purchase Agreement), the Shareholder Notes, the Warrants, and all exhibits and schedules thereto and hereto.

     "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code in
      -----------------------      ---
each case in effect in the jurisdiction where the Collateral is located.

     "Warrants" shall have the meaning provided such term in the Purchase
      --------
Agreement.

     Section 1.2  Rules of Construction.
                  ---------------------

          (a)  Use of Capitalized Terms.  For purposes of this Agreement, unless
               ------------------------
the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings herein assigned to them, and such definitions shall be applicable to both singular and plural forms of such terms. In addition, all terms defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein.

          (b)  Construction.  All references in this Agreement to the single
               ------------
number and neutral gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

          (c)  Headings. The table of contents and headings contained herein are
               --------
for convenience only and shall not affect the interpretation of this Agreement.

          (d)  Accounting Terms.  As used herein and in the Loan Documents, and
               ----------------
in any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise specified herein or therein, accounting terms shall have the meaning customarily given to them under income tax accrual principles from time to time in effect in the United States of America and consistently applied.

          (e)  Entire Agreement.  This Agreement and the other Loan Documents
               ----------------
shall constitute the entire agreement of the parties with respect to the subject matter hereof.

          (f)  Severability. Any provision of this Agreement which is prohibited
               ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                   ARTICLE 2

                            LOAN TERMS AND AMOUNTS

     Section 2.1  Revolving Credit Commitment.
                  ---------------------------

          (a)     Revolving Credit Loans. The Lender hereby agrees, on the terms
                  ----------------------
and conditions of this Agreement, to make loans (such loans, the "Loans") to the
                                                                  -----
Borrower, from time to time, in an aggregate amount not to exceed at any one time outstanding $1,000,000 (the "Revolving Credit Commitment").
                                  ---------------------------

          (b)     Borrowings. The Revolving Credit Commitment shall be available
                  ----------
to the Borrower, subject to the limitations herein, in whole or part and from time to time, until the Termination Date and any amounts borrowed may be repaid in whole or in part and reborrowed until the Termination Date as provided herein provided that, at the time of such borrowing request, no Default or Event of Default exists.

     Section 2.2  Note.  The absolute and unconditional obligation of the
                  ----
Borrower to repay each Loan and the interest thereon shall be evidenced by a Note executed by the Borrower dated as of the Closing Date. Each Loan made by the Lender to the Borrower and each payment made on account of principal on the Note shall be recorded by the Lender on the books of the Lender, which record shall constitute prima facie evidence of the accuracy of the information contained therein; provided, however, that the failure of the Lender to make such notation shall not limit or otherwise affect the obligations of the Borrower under the Note, or this Agreement.

     Section 2.3  Term.  The Note shall be dated as of the Closing Date and
                  ----
shall mature and be due and payable in full on the Termination Date.

     Section 2.4  Interest Rate.  The Note shall bear interest (computed on
                  -------------
the basis of the actual number of days elapsed over a 360-day year) on the daily outstanding principal balance thereunder at the Interest Rate.

     Section 2.5  Interest Payment Dates.  Interest on the outstanding
                  ----------------------
principal amount of the Note shall be payable by Borrower to Lender, on each Interest Payment Date, and on the date the Loans are due (whether by maturity, acceleration, or otherwise).

     Section 2.6  Conversion of Loans.  (a) In the event that all amounts
                  -------------------
hereunder are not repaid in full on the Termination Date, the Lender may, in its sole discretion, convert all or any portion of the principal and any outstanding interest under the Note into Ordinary Shares (the "Conversion Shares") at a
                                                   -----------------
purchase price equal to the greater of 85% multiplied by the lesser of (i) the 10-day average closing price on the Closing Date (for the 10 trading days prior to the date hereof) of the Borrower's American Depository Shares ("ADSs") and
(ii) the 10-day average closing price on the Conversion Date (as defined below) (for the 10 trading days prior to the date thereof) of the ADSs as such closing price quoted on any securities exchange or automated quotation system on which any securities of the Borrower may be listed or quoted; provided, however, that in no event shall the purchase price per share be less than the par value of the Ordinary Shares. The Borrower hereby agrees to pay all stamp duty reserve taxes to the IRS, fees to the securities depository in respect of the ADSs and all other fees and expenses associated with converting such Ordinary Shares into ADSs in registered form.

     (b)  The Lender's conversion rights (the "Conversion Rights") hereunder
                                               -----------------
shall be exercised by the tender to the Borrower at any time during usual business hours at its principal place of business, of written notice (the "Conversion Notice") that the Lender elects to exercise its conversion rights
 -----------------
specifying the name or names (with address) in the Ordinary Shares are to be issued and the ADSs registered. If required by the Borrower, Lender shall provide written instrument or instruments of transfer in form reasonably satisfactory to the Borrower duly executed by the Lender or its duly authorized legal representative.

     (c)  As used herein, "Conversion Date" shall mean, the date the Lender
                           ---------------
delivers a Conversion Notice to the Borrower in accordance with Section 2.6(a) hereof.

     Section 2.7  Method of Borrowing
                  -------------------

          (a) With respect to each Borrowing, the Borrower shall give to the Lender thirty (30) days prior to the date of such Borrowing, written notice from President, Treasurer or Chief Financial Officer (or any other officer authorized by Borrower and designated as such to Lender) specifying (i) the date of such Borrowing, which shall be a Business Day and (ii) the amount of such Borrowing, which shall be not less than $50,000 and shall be in integral multiples of $10,000.

          (b) Such notice of Borrowing shall also include a certification that the statements contained in Section 7.2(a) and (c) are true and correct. A notice of Borrowing, once given to the Lender, shall not be revocable by the Borrower.

          (c) The Lender shall not be required to make Loans which in the aggregate exceed $250,000 in any month.

     Section 2.8   Interest on Overdue Payments; Default Rate. Any amount of any
                   ------------------------------------------
Loan and (to the extent permitted by law) interest and fees which are not paid when due, whether upon demand, by acceleration or otherwise, shall bear interest from the day when due until such amount is paid in full at an interest rate per annum (computed on the basis of the actual number of days elapsed over a 360-day year) equal to the Default Rate. Upon the occurrence and during the continuance of an Event of Default, any accrued and unpaid interest shall become and be absolutely due and payable to the Lender, on demand, at any time. Interest will continue to accrue until the Obligations are discharged (whether before or after judgment).

     Section 2.9   Mandatory Prepayments Under Revolving Credit Loans. If at any
                   --------------------------------------------------
time the aggregate amount of the Loans outstanding exceeds the Revolving Credit Commitment, the Borrower shall immediately repay, without premium or penalty, the amount that exceeds the Revolving Credit Commitment.

     Section 2.10  Time and Place of Payments. Notwithstanding anything in this
                   --------------------------
Agreement or any of the other Loan Documents to the contrary, each payment payable by the Borrower to the Lender under this Agreement or any of the other Loan Documents shall be made directly to the Lender at its address specified in
Section 10.1 below, or such other place as may be designated by Lender, not later than 12:00 p.m. local time, on the due date of each such payment in Dollars and in immediately available funds.

     Section 2.11  Application of Funds. Notwithstanding anything in this
                   --------------------
Article 2 to the contrary, funds received by the Lender shall be applied toward the Obligations as follows:

     (i)   first, to the payment of all fees, charges and other sums (with the
           -----
           exception of principal and interest) due and payable to the Lender under, this Agreement, the Note, or the Security Documents at such time including, without limitation, all reasonable and necessary costs, expenses, disbursements and losses which shall have been incurred or sustained by the Lender in or incidental to the collection of the Obligations hereunder or the exercise, protection, or enforcement by the Lender of all or any of the rights, remedies, powers and privileges of the Lender under this Agreement, the Note, or any of the Security Documents and in and towards the provision of adequate indemnity to the Lender against all taxes or Liens in and to such funds;

     (ii)  second, to the payment of interest which shall be due and payable on
           ------
           the principal of the Note;

     (iii) third, to the payment of principal on the Loans; and
           -----

     (iv)  fourth, the surplus remaining (if any), to the Borrower or such other
           ------
           Person or Persons as may be directed by Borrower or determined by any court of competent jurisdiction.

     Section 2.12  Payments to be Free of Deductions.  Each payment payable by
                   ---------------------------------
the Borrower to the Lender under this Agreement, the Note, or any of the other Loan Documents shall be made in accordance with Section 2.10 hereof, without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied by any political subdivision or any taxing or other authority therein, unless the Borrower is compelled by law to make any such deduction or withholding. If any such obligation to deduct or withhold is imposed upon the Borrower with respect to any such payment payable by the Borrower to the Lender,
(a) the Borrower shall be permitted to make the deduction or withholding required by law in respect of the said payment, and (b) there shall become and be absolutely due and payable by the Borrower to the Lender on the date on which the said payment shall become due and payable and the Borrower hereby promises to pay to the Lender on such date, such additional amount as shall be necessary to enable the Lender to receive the same net amount which the Lender would have received on such due date had no such obligation been imposed by law. Anything in this Section to the contrary notwithstanding, the foregoing provisions of this Section shall not apply in the case of any deductions or withholdings made in respect of taxes charged upon or by reference to the overall net income or profits of the Lender.

     Section 2.13  Use of Proceeds.  The Borrower represents, warrants and
                   ---------------
covenants to the Lender that all proceeds of the Loans shall be used solely for working capital or other corporate purposes.

                                   ARTICLE 3

                              SECURITY INTERESTS

     Section 3.1   Grant of Security Interest.  To secure the payment and
                   --------------------------
performance of all of the Obligations, the Borrower has granted to the Lender a continuing security interest in, and assigned to the Lender, all of the Collateral, as more fully described in the Amended Security Agreement.

     Section 3.2  Nature of Obligations.  All Borrowings under this Agreement
                  ---------------------
are obligations of the Borrower secured by the Collateral and all other security held and to be held by the Lender hereunder and by virtue of all other assignments and security agreements between the Borrower and the Lender now or hereafter existing. It is expressly understood and agreed that all of the rights of the Lender contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement.


                                   ARTICLE 4

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender that:

    Section 4.1   Existence.  Each of the Borrower and its Subsidiaries is a
                  ---------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and operate its properties and to carry on its business as presently conducted and as proposed to be conducted after the Closing Date.
Each of the Borrower and its Subsidiaries is duly qualified and in good standing as a foreign corporation duly authorized to do business in each jurisdiction where it is or will be on the Closing Date required so to qualify, except (i) in those jurisdictions in which the failure to so qualify will not individually or in the aggregate have a Material Adverse Effect and (ii) with respect to the Borrower only, in the State of California unless and until otherwise required hereunder in accordance with Section 5.16 hereof.

     Section 4.2  Power; Authorization.  The Borrower has the corporate power
                  --------------------
and authority to make, deliver and perform this Agreement and such other Loan Documents to which it is a party and has taken all necessary action to authorize the Borrowings on the terms and conditions of this Agreement and the Note and to authorize the execution, delivery and performance of this Agreement, the Note and the other Loan Documents to which it is a party. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the Borrowings hereunder or the execution, delivery and performance by the Borrower, and the validity or enforceability (with respect to the Borrower) of this Agreement, the Note or the other Loan Documents to which the Borrower is a party, other than the filing of the Financing Statement Amendments in the applicable financing offices.

     Section 4.3  Enforceable Obligations.  This Agreement, the Note and the
                  -----------------------
other Loan Documents have been duly executed and delivered on behalf of the Borrower and/or its Subsidiaries, and constitute the legal, valid and binding obligation of the Borrower or its Subsidiaries, as the case may be, enforceable against it accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     Section 4.4  No Legal Bar.  The execution, delivery and performance by
                  ------------
the Borrower and its Subsidiaries of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby, will not (i) violate any applicable Requirements of Law, or (ii) conflict with or result in a breach of the terms or provisions of, or constitute a default under (except as otherwise contemplated and required or permitted by any of the Loan Documents) the respective certificates of incorporation (or other equivalent organizational document) or any material Contractual Obligation of the Borrower or its Subsidiaries, or (iii) result in the creation of any Lien upon any of the properties or assets of the Borrower or its Subsidiaries.

     Section 4.5  Reservations of Shares.  The Borrower has reserved for
                  ----------------------
issuance and set apart, free from preemptive rights, the number of authorized but unissued Ordinary Shares necessary to permit the exercise in full of (i) the Lender's Conversion Rights and (ii) the payment issuance of the Fee Shares pursuant to the Investment Advice Agreement. Moreover, the issuance of such shares has been duly and validly authorized, and when issued and sold in accordance with this Agreement and the Investment Advice Agreement, as applicable, such shares will be duly and validly issued, fully paid and nonassessable.

     Section 4.6   Litigation.  Except as set forth on Schedule 10.7 to the
                   ----------
Purchase Agreement (which Schedule is hereby incorporated herein and made a part hereof as if herein stated), no litigation investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or against any of its properties or revenues, existing or future, which litigation, investigation or proceeding, is reasonably likely to have a Material Adverse Effect.

     Section 4.7   No Default. Neither the Borrower nor any of its Subsidiaries
                   ----------
is in violation of any term of its respective Certificate of Incorporation (or equivalent organizational document) or By-laws. Except as set forth in the Financial Statements, neither Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations or any order, award or decree of any governmental authority or arbitration binding upon the Borrower or any of its properties, which default(s) have had or could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     Section 4.8   Intellectual Property. The Borrower possesses or is licensed
                   ---------------------
to use all patents, trademarks, trade names, copyrights, technology and processes (collectively, "Intellectual Property") necessary for the conduct of its business as currently conducted and all such Intellectual Property is listed on Schedule 10.20 to the Purchase Agreement (which Schedule is hereby incorporated herein and made a part hereof as if herein stated). To the best of the Borrower's knowledge, no claim has been asserted and is pending by any Person challenging or questioning the use of any such property or rights or the validity or effectiveness of any such property or rights, nor is there any basis for any such claim. To the best of the Borrower's knowledge, the use of the Intellectual Property by the Borrower does not infringe on the rights of any Person.

     Section 4.9   Compliance with Laws; Licenses and Permits.  The Borrower
                   ------------------------------------------
and each of its Subsidiaries is in compliance with all Requirements of Law, except where the failure to comply would not have a Material Adverse Effect.
The Borrower and each of its Subsidiaries possess all material licenses and permits required for its respective business operations. All such Licenses and Permits required on the date hereof are listed on Schedule 10.17 to the Purchase Agreement (which Schedule is hereby incorporated herein and made a part hereof as if herein stated). To the best of the Borrower's knowledge, there is no basis for any Person to challenge or question the use of any such property or rights or the validity or effectiveness of any such property or rights.

     Section 4.10  Margin Stock. Borrower is not engaged and will not engage,
                   ------------
principally or as one of its activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "Margin Stock" within the respective meanings of each of the quoted terms under Regulations T, U and X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Loans hereunder will be used for "purchasing" or "carrying" Margin Stock as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.

     Section 4.11  Capitalization.  Other than listed on Schedule 10.5 to the
                   --------------
Purchase Agreement (which Schedule is hereby incorporated herein and made a part hereof as if herein stated) the Borrower has no Subsidiaries. Other than the Warrants and the rights set forth in this Agreement, as of the date hereof, there are no outstanding options, rights and warrants issued by the Borrower for the acquisition of shares of the Capital Stock of the Borrower, nor any outstanding securities or obligations convertible into such shares, nor any agreement by the Borrower to issue or sell such shares.

     Section 4.12  Brokerage.  The Borrower has not dealt with any broker or
                   ---------
finder in connection with the making of the Loans and hereby indemnifies the Lender and agree to hold it harmless from and against any claims for finders' or brokerage fees or commissions of brokers or finders Borrower has dealt with in connection therewith and agree to pay all expenses incurred by the Lender in connection with the defense of any action or proceeding brought to collect any such fees or commissions.

     Section 4.13  General Collateral Representation.  (a) Each of the
                   ---------------------------------
Borrower and its Subsidiaries at all times will be the sole owner of and have good title to the Collateral, free from all Liens, in favor of any Person other than the Permitted Liens, and have full right and power to grant the Lender a security interest therein. All information furnished to the Lender concerning the Collateral is and will be complete, accurate and correct in all respects when furnished;

          (b)  Set forth on Schedule 10.20 to the Purchase Agreement (which
     Schedule is hereby incorporated herein and made a part hereof as if herein stated), is a true, correct and complete list of all patents and patent applications, material trademarks, copyrights, licenses and trade/brand names owned by, or licensed to, the Borrower and its Subsidiaries. Each of the Borrower and its Subsidiaries possesses all Intellectual Property Rights necessary to conduct its business as now being conducted, without conflict with or infringement upon any valid rights of others, except where a failure to do so would not have a Material Adverse Effect and has not received any notice of infringement upon or conflict with the asserted rights of others. Except as set forth on such Schedule 10.20, there are no
                                                   --------------

     outstanding options, licenses, or agreements of any kind relating to the foregoing to which the Borrower or any Subsidiary is a party, nor is the Borrower or its Subsidiaries bound by or a party to any option, license or agreement of any kind with respect to the patents and patent applications, material trademarks, copyrights, licenses and trade/brand names of any other person or entity. No stockholder, director, officer or employee of the Borrower or its Subsidiaries has any interest in any Intellectual Property Rights.

          (c) No security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by the Borrower in favor of the Lender pursuant to this Revolving Credit Agreement and the Security

     Documents or any other financing arrangement or (ii) in respect of the items of Collateral subject to the Permitted Liens;

         (d) The provisions of the Security Documents are sufficient to create in favor of the Lender, as of the Closing Date, a valid and continuing lien on, and security interest in, the types of the Collateral hereunder in which a security interest may be created under Article 9 of the UCC. Amendments to Financing Statements have been duly executed on behalf of Borrower and when duly filed in the offices in which UCC-1 Financing Statements have been filed pursuant to Section 2 of the Security Agreement (the "Financing Statements") and the requisite filing fees are paid,
           --------------------
     such Financing Statements as amended by the Amendments to Financing Statements will be sufficient to perfect security interests in such of the Collateral described in the Financing Statements as can be perfected by filing, which perfected security interest will be prior to all other Liens in favor of others and rights of others except for Permitted Liens, enforceable as such against creditors of and purchasers from Borrower. All action necessary to protect and perfect a security interest in each item of the Collateral (excluding cash and cash equivalents not constituting Proceeds) in which a security interest may be perfected under Article 9 of the UCC by the filing of a UCC-1 Financing Statement has been duly taken, except that a security interest in cash and cash equivalents not in the possession of the Lender is not perfected.

     Section 4.14  Disclosure.  No representation or warranty made by the
                   ----------
Borrower in this Agreement or in any other document furnished or to be furnished from time to time in connection herewith or therewith contains or will contain any misrepresentation of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading which individually, would have a Material Adverse Effect (other than projections and other forecasts which shall be subject to the conditions of Section 5.2(b) hereof).

     Section 4.15  Undisclosed Liabilities.  Borrower has no material obligation
                   -----------------------
or liability (whether accrued, absolute, contingent, unliquidated, or otherwise, whether due or to become due) arising out of transactions entered into at or prior to the Closing Date, or any action or inaction at or prior to the Closing Date, except (i) liabilities reflected on the Financial Statements; (ii) liabilities incurred in the ordinary course of business since the date of such Financial Statements (none of which are liabilities for breach of contract, breach of warranty, torts, infringements, claims or lawsuits); (iii) liabilities or obligations disclosed herein or in the Purchase Agreement or in the Schedules hereto or thereto; (iv) liabilities or obligations incurred pursuant to the Loan Documents.

     Section 4.16  Representatives and Warranties in Purchase Agreement. Except
                   ----------------------------------------------------
as otherwise provided herein or in any Schedules attached hereto, all representations and warranties (other than Section 10.1 with respect to the good standing of the Borrower in the State of California) contained on the Purchase Agreement are true and correct as at the date hereof.

     Section 4.17  Survival of Representations and Warranties.  The foregoing
                   ------------------------------------------
representations and warranties are made by the Borrower with the knowledge and intention that the Lender will rely thereon, and shall survive the execution and delivery of this Agreement and the making of all Loans hereunder.

                                   ARTICLE 5

                             AFFIRMATIVE COVENANTS

     So long as the Note remains outstanding and unpaid or any other Obligation is owing to the Lender, the Borrower agrees as follows:

     Section 5.1  Financial Statements; Certificates; Other Information. The
                  -----------------------------------------------------
Borrower shall deliver, without duplication, to the Lender the Financial Statement, certificates and other information related to the Borrower required by Section 7.1 of the Purchase Agreement in accordance with the terms thereof and within the time periods provided therein (the "Financial Statements").

     Section 5.2  Payment of Obligations. Borrower and each Subsidiary shall
                  ----------------------
pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its obligations of whatever nature, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect or (a) the amount or validity thereof is currently being contested in good faith by appropriate proceedings, (b) reserves determined on an income tax basis with respect thereto have been provided on the books of the Borrower or its Subsidiary (as the case may be), and (c) the Borrower or its Subsidiary (as the case may be) shall have posted a bond or other security required by applicable law against the payment thereof.

     Section 5.3  Conduct of Business and Maintenance of Existence.
                  ------------------------------------------------

          (a) The Borrower and its Subsidiaries shall continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its existence and take all action (i) to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, and (ii) to qualify or to be licensed, admitted or approved to do business in each jurisdiction wherein the character of the properties now or at any time hereafter owned or held under lease by it or the nature of the business conducted by it shall make such qualification, licensing, admission or approval necessary. The Borrower and its Subsidiaries shall comply in all material respects with all Contractual Obligations except where the failure to do so could not reasonably be expected to have a Material Adverse Effect and shall comply in all material respects with Requirements of Law, including, without limitation, making all filings required to be made by it by all relevant federal, state or local regulatory bodies except where a failure to do so would not have a Material Adverse Effect; and

          (b) The Borrower and each of its Subsidiaries shall maintain all licenses and permits necessary for its business, as currently conducted.

     Section 5.4  Maintenance of Property: Insurance. The Borrower and each of
                  ----------------------------------
its Subsidiaries shall keep all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; maintain all workers' compensation insurance required by law; maintain with financially sound and reputable insurance companies insurance on all of its real and personal property in amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, or, in case of an Event of Default which shall occur and be continuing, as the Lender may specify from time to time, with insurers and in amounts acceptable to the Lender; and furnish to the Lender, upon written request, full information as to the insurance carried.

     Section 5.5  Liability Insurance. The Borrower and its Subsidiaries shall,
                  -------------------
at all times, maintain in full force and effect with financially sound and reputable insurance companies such liability insurance with respect to its activities and business interruption and other insurance as is customary for comparable businesses, or in the case of an Event of Default which shall occur and be continuing, as the Lender may reasonably specify from time to time and not otherwise inconsistent with the terms of the Leases. Such insurance shall name the Lender as an additional insured.

     Section 5.6  Inspection of Property; Books and Records. The Borrower and
                  -----------------------------------------
each of its Subsidiaries shall maintain complete and accurate books of accounts and records prepared on an income tax basis consistently applied and all applicable Requirements of Law; and the Borrower and its Subsidiaries grant to the Lender, or its representatives, upon reasonable notice (or no notice if Lender believes that an Event of Default has occurred and is continuing and deems it necessary for the protection of the Collateral or its rights under this Agreement), access to the Collateral and all books of account, records, correspondence and other papers relating to the Collateral during normal business hours and the right to inspect, examine, verify and make abstracts from the copies of such books of account, records, correspondence and other papers, and to investigate during normal business hours such other records, activities and business of the Borrower and its Subsidiaries as it may deem necessary or appropriate at the time.

     Section 5.7  Notices. Borrower shall promptly give notice to the Lender of:
                  -------

          (a) the occurrence of any Default or Event of Default hereunder or any default under the Purchase Agreement;

          (b) any event of default (after expiration of any applicable grace or cure period) under any material Contractual Obligation of the Borrower;

          (c) the commencement, existence or written threat of any litigation, action or proceeding by or before any governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, against or affecting the Borrower which could reasonably be expected to have a Material Adverse Effect;

          (d) any change in the Borrower's business, operations, property or condition (financial or otherwise) which could reasonably be expected to have a Material Adverse Effect.

          (e) Any notices given or required to be given to the Purchasers pursuant to the Purchase Agreement.

     Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

     Section 5.8   Environmental Laws. The Borrower shall comply in all material
                   ------------------
respects with all Environmental Laws.

     Section 5.9   Equipment. The Borrower shall keep and maintain its equipment
                   ---------
in good operating condition and repair, excluding normal wear and tear.

     Section 5.10  Collateral. The Borrower shall maintain the Collateral, as
                   ----------
the same is constituted from time to time, free and clear of all Liens, except Permitted Liens; defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein and pay all costs and expenses (including reasonable attorney's fees) incurred in connection with such defense.

     Section 5.11  Further Documents.  (a)  The Borrower shall, on or prior to
                   -----------------
the Closing Date, execute such documents and instruments and take such other action as to enable Lender (a) to properly file, register and record each document (including, without limitation, the Financing Statement Amendments) or any other Uniform Commercial Code Financing Statements or document required or, in Lender's or Lender's counsel's opinion, advisable to be filed, registered or recorded in order to perfect a Lien on the Collateral in each office in each jurisdiction in which such filings, registration and recordations are required; and (b) to cause Lender's Lien to be noted on each document of ownership or title as to which evidence of Lender's Lien is necessary or, in Lender's or Lender's counsel's opinion, advisable to be shown in order to perfect Lender's Lien on the Collateral covered by such document.

     (b) In addition, the Borrower shall promptly pay all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations or recordings.

     (c) After the Closing Date, at the request of the Lender, the Borrower shall execute and deliver such financing statements, documents and instruments, and perform all other acts as the Lender deems necessary or desirable, to carry out and perform the intent and purpose of this Agreement, and pay, upon demand, all reasonable expenses (including reasonable attorneys' fees) incurred by the Lender in connection therewith.

     Section 5.12  Reservation of Shares. The Borrower shall at all times keep
                   ---------------------
reserved and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Ordinary Shares necessary to permit the exercise in full of the Lender's Conversion Rights. Moreover, the issuance of such shares has been duly and validly authorized, and when issued and sold in accordance with this Agreement, such shares will be duly and validly issued, fully paid and nonassessable.

     Section 5.13  Keyman Life Insurance. The Borrower shall have obtained from
                   ---------------------
a financially sound and reputable insurer, and shall maintain a "key man" life insurance policy with respect to Frank J. Massino in an amount equal to at least $1,000,000, and any proceeds (after payment of applicable taxes) received by the Borrower thereunder shall be applied to repay the debt evidenced by the Shareholder Notes and the Note on a pro rata basis.

     Section 5.14  Other Actions and Information. The Borrower shall, and shall
                   -----------------------------
cause its Subsidiaries to perform all affirmation covenants to be performed under Section 7 of the Purchase Agreement and shall furnish to the Lender such other financial and business information and reports of the Borrower in form and substance reasonably satisfactory to the Lender as and when the Lender may from time to time reasonably request.

     Section 5.15  Post-Closing Requirements. On the date which is 30 days
                   -------------------------
following the Closing Date and at all times thereafter, the Borrower shall be duly qualified and in good standing as a foreign corporation duly authorized to do business in the State of California unless it is not required to so qualify or remain qualified, or if the failure to so qualify or remain qualified will not individually or in the aggregate have a Material Adverse Effect and the Lender shall have received certificates of such qualification confirming the requirements of this Section 5.16.


                                   ARTICLE 6

                              NEGATIVE COVENANTS

     The Borrower covenants and agrees with the Lender and warrants that, as long as any of the Loans shall remain unpaid:

     Section 6.1   Limitations on Restricted Payments. Except as otherwise
                   ----------------------------------
permitted by this Agreement, the Borrower shall not and shall not permit any Subsidiary to, at any time, enter into, participate in, or make any Restricted Payment.

     Section 6.2   Transactions with Directors and Affiliates. The Borrower will
                   ------------------------------------------
not, and will not permit any Subsidiary to, directly or indirectly, enter into any transaction with any Affiliate of the Borrower (other than the granting of stock options, or the exercise thereof, pursuant to the Borrower's existing share option scheme or pursuant to any other incentive plan approved by a majority of members of the Board of Directors of the Borrower) if such transaction involves in excess of $100,000, unless such transaction is approved by a majority of the non-employee directors of the Borrower. Transactions with Affiliates involving less than $100,000 may be entered into, provided (i) such transaction is on an arm's length basis on terms which are no less favorable to the Borrower or any Subsidiary than would by the case with a similar transaction with an unaffiliated Person or (ii) such transaction is approved by a majority of the non-employee directors of the Borrower.

     Section 6.3   Limitations on Indebtedness. The Borrower will not and will
                   ---------------------------
not permit any of its Subsidiaries to, at any time create, incur or assume, or become or be liable (directly or indirectly) in respect of, any Indebtedness, other than Permitted Indebtedness.

     Section 6.4   Limitation on Liens. The Borrower shall not ,nor permit any
                   -------------------
of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for Permitted Liens.

     Section 6.5   Limitation on Fundamental Changes. Except as expressly
                   ---------------------------------
contemplated hereby or by the Purchase Agreement, the Borrower shall not nor shall permit any of its Subsidiaries to, at any time consolidate with or merge into or with any Person, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its business or its present method of conducting business.

     Section 6.6   Limitation on Sale of Assets. Except as expressly
                   ----------------------------
contemplated hereby or under the Purchase Agreement the Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except as permitted in the Purchase Agreement.

     Section 6.7   Limitation on Investments. The Borrower will not, and will
                   -------------------------
not permit any Subsidiary to, make or obligate itself to make, directly or indirectly, any Restricted Investment.

     Section 6.8   Limitation on Optional Payments and Modifications of Debt
                   ---------------------------------------------------------
Instruments. Borrower shall not:
-----------

          (a) except as otherwise permitted hereby or in the Purchase Agreement, make any optional payment or prepayment on any Indebtedness (other than Obligations under this Agreement or the Purchase Agreement); or

          (b) amend, modify or change or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment of principal or interest on other Indebtedness for Borrowed Money, including the Purchase Agreement, the Shareholders Notes or any of the documents executed and delivered in connection therewith without the prior written consent of the Lender.

     Section 6.9   Limitation on Creation or Acquisition of Subsidiaries. The
                   -----------------------------------------------------
Borrower will not create, make any capital contributions to nor acquire any Subsidiary or transfer any assets to any Subsidiary, except as permitted in the Purchase Agreement.

     Section 6.10  Organizational Documents. Borrower nor its Subsidiaries shall
                   ------------------------
make any material change, amendment or modification to any of their organizational documents without the prior written consent of the Lender.

     Section 6.11  Change of Locations; Collateral. The Borrower shall not (i)
                   -------------------------------
remove its books and records or the Collateral from the locations where currently located; (ii) keep any of such books and records at any other office(s) or location(s) unless (a) the Borrower gives the

Lender written notice thereof and of the new location of said books and records at least thirty (30) days prior thereto; (b) such other office or location is within ten (10) miles of any current location of the Borrower; and (c) a financing statement covering such location of the Collateral is on file and of record in the appropriate governmental office creating a valid first lien and security interest in the Collateral in favor of the Lender; or (iii) transfer outside the U.S. more than 10% of its assets valued at the lesser of (x) the book value or (y) the market value.

     Section 6.12  Actions Prohibited by Purchase Agreement. The Borrower shall
                   ----------------------------------------
not, and shall prohibit its Subsidiaries from, performing any action in violation of Section 8 of the Purchase Agreement.

                                   ARTICLE 7

                             CONDITIONS PRECEDENT

     Section 7.1   Conditions Precedent to Initial Loan. The obligation of
                   ------------------------------------
Lender to make the initial Loan to Borrower under this Agreement is subject to the satisfaction of the following conditions precedent (in form, substance and action as is satisfactory to Lender, in its sole discretion):

          (a)  This Agreement; Security Documents. The Lender shall have
               ----------------------------------
received the following documents each duly executed by the parties thereto (other than the Lender):

               (i)    This Agreement.

               (ii) The First Amendment to the Security Agreement in the form of Exhibit B hereto (the "Security Agreement Amendment").
        ---------              ----------------------------

               (iii) The First Amendment to each of the Pledge Agreements in the form of Exhibit C-1 and C-2 (collectively, the "Pledge Agreement
                    -----------     ---                     ----------------
     Amendments").
     ----------

               (iv)   The First Amendment to the Guaranty in the form of Exhibit
                                                                         -------
     D (the "Guaranty Amendment").
     -       ------------------

               (v) The First Amendment to the Patent and Trademark Security Agreement in the form of Exhibit E (the "Patent and Trademark Security
                              ---------       -----------------------------
     Agreement Amendment").
     -------------------

               (vi) The First Amendment to the Collateral Agent Agreement in the form of Exhibit F (the "Collateral Agent Agreement").
                 ---------       --------------------------

               (vii)  The Amended Registration Rights Agreement in the form of

     Exhibit G .
     --------- --

               (viii) Amendments to the UCC-1 Financing Statements on form UCC-3 (the "Financing Statement Amendments").
                 ------------------------------

     (b)  Certified Copies of Organizational Documents; Proof of Authority.
          ----------------------------------------------------------------
Lender shall have received a copy (i) of the Certificate of Incorporation of the Borrower (or other equivalent organizational document), and all amendments thereto, (ii) the By-Laws of the Borrower and (iii) the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement the Security Documents and any related documents.

     (c)  Proof of Good Standing. The Lender shall have received from the
          ----------------------
Companies House of the United Kingdom, a Certificate from the Registrar of Companies for England and Wales of recent date certifying the continued and unbroken existence of the Borrower under the laws of England and in any other jurisdiction in which the Borrower is qualified to do business (other than the State of California); except from those jurisdictions in which the failure to so qualify will not individually or in the aggregate have a Material Adverse Effect.

     (d)  Incumbency Certificates. The Lender shall have received from
          -----------------------
Borrower an incumbency certificate, dated the Closing Date, signed by its duly authorized Responsible Officer and giving the name and bearing a specimen signature of each individual who shall be authorized (i) to sign, in the name and on behalf of the Borrower, this Agreement and each of the other Loan Documents, and (ii) to give notices and to take other action on behalf of the Borrower under such documents;

     (e)  Legality of Transactions.  No change in applicable law shall have
          ------------------------
occurred as a consequence of which it shall have become and continue to be unlawful (i) for the Lender to perform any of its agreements or obligations under this Agreement or under any of the other Loan Documents, or (ii) for the Borrower and the Guarantor to perform any of their respective agreements or obligations under this Agreement, the Note, or under any of the other Loan Documents;

     (f)  Performance, Etc. The Borrower shall have duly and properly performed,
          ----------------
complied with and observed its covenants, agreements and obligations contained in each of the Loan Documents. No event shall have occurred on or prior to the Closing Date, and no condition shall exist on the Closing Date, which constitutes a Default or an Event of Default;

     (g)  Legal Opinions. The Lender shall have received such written legal
          --------------
opinion of counsel to the Borrower, addressed to the Lender, dated the Closing Date, as shall be requested by the Lender in form and substance satisfactory to Lender;

     (h)  Consents. The Lender shall have received from the Borrower copies of
          --------
all consents necessary for the completion of the transactions contemplated by this Agreement, the Note, each of the Loan Documents, and all instruments and documents incidental thereto; and

     (i)  Other Documents. The Lender shall have received any other documents or
          ---------------
certificates that the Lender may reasonably request.

     Section 7.2  Conditions Precedent to Each Loan.
                  ---------------------------------

     The obligation of Lender to make any Loan to Borrower under this Agreement on the Closing Date is subject to the satisfaction of the following conditions precedent (in form, substance and action as is satisfactory to Lender, in its sole discretion):

     (a)  Representations and Warranties. The representations and warranties
          ------------------------------
made by Borrower in this Agreement, the other Loan Documents or which are contained in any certificate, document or financial or other statement of Borrower furnished at any time under or in connection with this Agreement or the other Loan Documents shall be correct in all material respects on and as of the date requested for the making of such Loan as if made on and as of such date except for any representations and warranties that expressly relate to an earlier date;

     (b)  Legality of Transactions. It shall not be unlawful (i) for the Lender
          ------------------------
to perform any of its agreements or obligations under any of the Loan Documents to which the Lender is a party on the date of such Loan, or (ii) for the Borrower to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on such date; and

     (c)  Performance, Etc. The Borrower shall have duly and properly performed,
          ----------------
complied with and observed in all respects its covenants, agreements and obligations contained in this Agreement and all of the other Loan Documents. No event shall have occurred on or prior to such date and be continuing on such date, and no condition shall exist on such date, which constitutes a Default or Event of Default.

     (d)  Payment of Drawdown Fee. The borrower shall have paid the Drawdown Fee
          -----------------------
in accordance with the Investment Advice Agreement.

     (e) Additional Certificate. In addition, if requested by Lender, the Borrower shall execute and deliver a certificate of a Responsible Officer in form and substance reasonably satisfactory to the Lender, certifying that each of the conditions set forth in subparagraphs (a) and (c) above have been satisfied.


                                   ARTICLE 8

                        EVENTS OF DEFAULT AND REMEDIES

     Section 8.1   Events of Default. The occurrence of any one or more of the
                   -----------------
following events shall constitute an Event of Default:

     (a)  Payments. Failure by the Borrower to pay any Obligation within ten
          --------
(10) days of when it is due and payable or declared due and payable, as the case may be.

     (b)  Representations and Warranties. Any representation or warranty made or
          ------------------------------
deemed made by the Borrower or the Guarantor in this Agreement, any other Loan Document or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been untrue in any material respect on the date when made or deemed to have been made.

     (c)  Certain Covenants. Borrower shall fail to comply with the covenants
          -----------------
set forth in Section 5.1 or Section 6.

     (d)  Other Covenants. Default by the Borrower in the observance or
          ---------------
performance of any other covenant or agreement contained herein or in any Loan Document and continuance of such default unremedied for a period of thirty (30) days except where this Agreement or the Note require that such Default be cured within a shorter period.

     (e)  Effectiveness of Security Documents. On or after the date of the
          -----------------------------------
execution and delivery thereof, if for any reason any Security Document ceases to be in full force and effect (other than by operation of the terms thereof) or any of the Liens intended to be created by any Security Document ceases to be or is not a valid and perfected Lien in any material portion of Collateral having the priority contemplated thereby or if any party to any Security Document (other than the Lender) shall assert in writing that any such document or agreement has ceased to be in full force and effect.

     (f)  Cross-Default to Other Indebtedness. The Borrower or either Guarantor
          -----------------------------------
shall default in any payment of principal of or interest on any of its Indebtedness (other than any such default in respect of the Note) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice or the passage of time or both, if required, such Indebtedness to become due prior to its stated maturity to become payable; provided, however, that the foregoing shall not be considered an Event of Default if the amount of Indebtedness in default, when combined with all other amounts of Indebtedness does not exceed One Hundred Thousand and 00/100 Dollars ($100,000.00).

     (g)  Commencement of Bankruptcy or Reorganization Proceeding.
          -------------------------------------------------------

          (i) The Borrower or Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or

          (ii) There shall be commenced against the Borrower or the Guarantor any such case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of sixty (60) days; or

               (iii) There shall be commenced against the Borrower or Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

               (iv) The Borrower or Guarantor shall suspend the operation of its business or take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in clauses (i),
(ii) or (iii) above; or

               (v) The Borrower or Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

          (h)  Material Judgments. One or more judgments or decrees shall be
               ------------------
entered against the Borrower or Guarantor involving in the aggregate a liability (not paid or covered by insurance) of Two Hundred Thousand and 00/100 Dollars ($200,000.00) or more and all such judgments or decrees shall not have been vacated, satisfied, discharged or bonded pending appeal within thirty (30) days from the entry thereof.

          (i)  Failure of Guaranty. Any Guaranty ceases to be in full force and
               -------------------
effect; or

          (j)  Cross-Default to Purchase Agreement. Any Event of Default under
               -----------------------------------
the Purchase Agreement (and as defined therein) has occurred and is continuing.

     Section 8.2   Remedies. Upon the occurrence and during the continuance of
                   --------
an Event of Default described in this Article 8, the Lender, at its option, may:

          (a) Declare the Obligations of the Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by the Borrower) and exercise all of its rights and remedies against the Borrower and any Collateral provided herein or in any other agreement between the Borrower and the Lender; and

          (b) Exercise any rights granted hereunder or any and all rights granted to it under the Collateral Agents Agreement or a secured party under the Uniform Commercial Code or otherwise. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

     Section 8.3   Application of Proceeds. The Lender shall apply the proceeds
                   -----------------------
of any disposition of the Collateral in accordance wit the Collateral Agent Agreement to the payment of the Obligations in accordance with the provisions of
Section 2.11 hereof.

     Section 8.4   Set-Off. The Lender shall have the right, without prior
                   -------
notice to the Borrower, any such notice being expressly waived to the extent permitted by applicable law, to set-off and apply against the payment of the Obligations, whether matured or unmatured, any amount owing from the Lender to the Borrower at, or at any time after, the happening of any Event of Default, and such right of set-off may be exercised by the Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Lender prior to the making, filing or issuance, or service upon the Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

     Section 8.5   Rights Cumulative; Waiver. The rights, options and remedies
                   -------------------------
of the Lender shall be cumulative and no failure or delay by the Lender in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The Lender shall not be deemed to have waived any of the Lender's rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver shall be in writing and signed by the Lender in accordance with the provisions hereof.


                                   ARTICLE 9

               COLLECTION OF COLLATERAL AND NOTICE OF ASSIGNMENT

     Section 9.1   Disclaimer of Liability. The Lender shall not, under any
                   -----------------------
circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Collateral or any instruments received in payment thereof or for any damage resulting therefrom, unless caused by the Lender's willful acts or gross negligence. The Lender is authorized to accept the return of the goods represented by any of the Collateral, without notice to or consent by the Borrower, or without discharging or in any way affecting the Obligations hereunder. The Lender shall not be liable for or prejudiced by any loss, depreciation or other damage to the Collateral unless caused by the Lender's willful, malicious or gross negligence act, and the Lender shall have no duty to take any action to preserve or collect any of the Collateral.

                                  ARTICLE 10

                                 MISCELLANEOUS

     Section 10.1  Amendments and Waivers.  Borrower and Lender may amend this
                   ----------------------
Agreement, the Note, or the other Loan Documents to which they are parties, and the Lender may waive future compliance by the Borrower with any provision of this Agreement, the Notes, or such other Loan Documents, but no such amendment or waiver shall be effective unless in a written instrument executed by an authorized officer of the Lender and Borrower.

     Section 10.2  Notices.  All notices, consents, requests and demands to or
                   -------
upon the respective parties hereto shall be in writing and, shall be sent by airmail, first class mail or nationwide delivery service (with charges prepaid) and addressed as follows:

If to the Lender:        c/o Robert T. Tucker, Esq.
                         61 Purchase Street
                         Suite #2
                         Rye, New York  10580

With copies to:
                         Pryor Cashman Sherman & Flynn LLP
                         410 Park Avenue
                         New York, NY  10022
                         Telephone:  (212) 326-0881
                         Facsimile:  (212) 326-0806
                         Attention:  Selig D. Sacks, Esq.

If to the Borrower:      Senetek plc
                         620 Airport Road
                         Napa, California  94558
                         Attention: Frank J. Massino

With a copy to:
                         Latham & Watkins
                         505 Montgomery Street
                         Suite 1900
                         San Francisco, California  94111
                         Attention: Jeffrey T. Pero, Esq.

Notices of changes of address shall be given in the same manner as set forth in this Section 10.2.

     Section 10.3  Successors and Assigns.  This Agreement shall be binding
                   ----------------------
upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender and any such assignment without the consent of the Lender shall be void. If the Lender shall transfer its Notes and its rights under this Agreement, then the Lender shall be relieved and released from its obligations hereunder.

     Section 10.4  Expenses. Borrower shall reimburse the Lender for all
                   --------
reasonable out-of pocket costs and expenses incurred by the Lender in connection with the preparation of this Agreement, the Amendments and all related documentation (collectively, the "Documentation") and the making of the Loans hereunder, provided however that Borrower shall not be obligated to reimburse such costs in excess of $50,000, including the reasonable fees and expenses of

Pryor Cashman Sherman & Flynn LLP, Lender's counsel incurred in preparation of the Documentation. Borrower shall also reimburse Lender for all UCC search, filing, recording and other costs connected with the perfection of the Lender's security interest in the Collateral (excluding any stamp, excise, or mortgage tax, levy or other taxes payable in connection with the consummation of the transactions contemplated hereby), whether or not the transactions contemplated hereby are consummated,

          (b) The Borrower hereby indemnifies and holds the Lender harmless from and against all claims, damages, losses, liabilities, costs or expenses that the Lender may incur or that may be claimed against the Lender by any Person by reason of or in connection with the execution, delivery or performance of this Agreement or any transaction contemplated hereby; provided that the
                                                          --------
Borrower shall not be required to indemnify the Lender to the extent of the Lender's gross negligence or willful misconduct. Without prejudice to the survival of any other obligation of the Borrower hereunder, the indemnities and obligations of the Borrower contained in this Section 10.4(b) shall survive the payment in full of amounts payable pursuant to this Agreement.

     Section 10.5  Collection Costs.  All reasonable costs and expenses
                   ----------------
incurred by the Lender to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, all reasonable out-of-pocket costs, all reasonable costs to maintain and preserve the Collateral and all reasonable attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Lender's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower, shall be paid by the Borrower to the Lender, upon demand, or, at the Lender's election, charged to the Borrower account and added to the Obligations, and the Lender may take judgment against the Borrower for all such costs, expense and fees in addition to all other amounts due from the Borrower hereunder.

     Section 10.6  Counterparts.  This Agreement may be executed by one or
                   ------------
more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 10.7  Governing Law.  This Agreement and the Note and the rights
                   -------------
and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     Section 10.8  Other Waivers.  Borrower waives notice of nonpayment,
                   -------------
demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of Loans made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

     Section 10.9   Further Assurances.  The Borrower will execute and deliver,
                    ------------------
or cause to be executed and delivered, from time to time and promptly upon the reasonable request by the Lender, any and all other and further instruments (including correction instruments) that may be necessary or desirable to cure any deficiency in the execution and delivery of this Agreement, the Notes and/or the Loan Documents to which it is a party or more fully to describe particular aspects of any of the parties' agreements and undertakings provided in this Agreement or the other Loan Documents or so intended to be.

     Section 10.10  Prior Agreements Superseded.  This Agreement, the Note,
                    ---------------------------
and the Loan Documents shall completely and fully supersede all prior undertakings or agreements, both written and oral, amongst the Borrower and the Lender relating to the Loans hereunder.

     Section 10.11  Interest.  Any provision contained in this Agreement or
                    --------
the Note to the contrary notwithstanding, the obligations of the Borrower under this Agreement and the Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to limiting rates of interest which may be charged to the Lender.

     Section 10.12  Consent.  Lender may enforce any claim arising out of this
                    -------
Agreement in any state or federal court having subject matter jurisdiction and located in the Borough of Manhattan, New York, New York. For the purpose of any action or proceeding instituted with respect to any such claim, Borrower hereby irrevocably submits to the jurisdiction of such courts. Nothing herein contained shall preclude Lender from bringing an action or proceeding in respect hereof in any other country, state or place having jurisdiction over such action. Borrower irrevocably waives, to the fullest extent permitted by law, any objection which he may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court located in the borough of Manhattan, New York, New York and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum.

     Section 10.13  Waiver of Jury Trial.  BORROWER AND LENDER EACH HEREBY
                    --------------------
EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                                  ARTICLE 11

                         REPRESENTATIONS OF THE LENDER

     Section 11.1   Representation Of The Lender.  The Lender represents and
                    ----------------------------
warrants to the Company as follows:

                    (a)  Purchase Entirely For Own Account. This Agreement is
                         ---------------------------------
made
with the Lender in reliance upon the Lender's representation to the Company, which by the Lender's execution of this Agreement the Lender hereby confirms, that the Note and the Ordinary Shares issuable upon conversion of the principal amount of and interest accrued on the Note as contemplated by this Agreement, (collectively, the "Acquired Securities") will be acquired for investment for the Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part of the Acquired Securities in contravention of applicable law, and that the Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. The Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person in or with respect to any of the Acquired Securities.

          (b) Accredited Investor.  The Lender is, and upon the acquisition of
              -------------------
the Ordinary Shares included in the Acquired Securities will be, an "accredited investor" within the meaning of Rule 501 of Regulation D of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). The Lender has not been organized for the purposes of acquiring the Acquired Securities.

          (c) Restricted Securities.  The Lender understands that the Acquired
              ---------------------
Securities it is acquiring and may acquire as contemplated by this Agreement are "restricted securities" within the meaning of Rule 144 under the Securities Act ("Rule 144") inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under the federal securities laws and applicable regulations such Acquired Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Lender represents that it is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Securities Act. The Lender acknowledges that its investment in the Acquired Securities may be an illiquid investment requiring the Lender to bear the economic risk of the investment for an indefinite period.

          (d) Further Limitations On Disposition.  Without in any way limiting
              ----------------------------------
the representations set forth above, the Lender further agrees not to make any disposition of all or any portion of the Acquired Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Section 11.1 (provided and to the extent that such terms are then applicable and provided that the Lender is making such disposition in a transaction other than pursuant to Rule 144 or under an effective registration statement under the Securities Act and in accordance with any applicable state securities laws), and

          (i) The Lender shall have notified the Company of the proposed disposition, and

          (ii) If requested by the Company, the Lender shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, rendered by a law firm experienced in matters involving the sale of securities under federal and state securities laws, that such disposition will not require registration of the Acquired Securities under the Securities Act or registration or qualification under any state securities or "blue sky" law.

               (e)  Legends. It is understood that the certificates evidencing
                    -------
the Acquired Securities will bear an appropriate legend restricting transfers substantially in the following form:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT AND THE REGISTRATION OR QUALIFICATION OF THE SECURITIES UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND CONTENT REASONABLY SATISFACTORY OT THE COMPANY, THAT REGISTRATION OR QUALIFICATION UNDER THE ACT AND STATE SECURITIES LAWS IS NOT REQUIRED."

(f)  Disclosure Of Information.  The Lender represents that it has had an
     -------------------------
opportunity to ask questions and receive answers form the Company regarding the Company and its business and prospects and the terms and conditions of the sale of the Acquired Securities.


     [The remainder of this page intentionally left blank and the signature page immediately follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit Agreement to be duly executed as of the date first above written.


                                   SENETEK, PLC


                                   By: /s/ Frank J. Massino
                                       --------------------
                                       Name: Frank J. Massino
                                       Title: President

                                   WALLINGTON INVESTMENTS LIMITED


                                   By: /s/ Nancy Main
                                       --------------
                                       Name: Nancy Main
                                       Title: Attorney-in-Fact



              [Signature Page to the Revolving Credit Agreement]